September 12, 2016 Gordon Smith, Chief Executive Officer – Consumer & Community Banking Barclays Global Financial Services Conference

Agenda Page B A R C L A Y S G L O B A L F I N A N C I A L S E R V I C E S C O N F E R E N C E 1 State of the U.S. Consumer 1 Chase Consumer & Community Banking business fundamentals 7 Payments update 19 Summary 28 Appendix 30

S T A T E O F T H E U . S . C O N S U M E R We have relationships with more U.S. households than any other financial services provider Estimated penetration of U.S. households (mm) ~4 ~18 ~40 ~49 ~53mm Charles Schwab US Bank Wells Fargo Bank of America Chase ~41 ~47 ~59 Wells Fargo Bank of America Chase Chase account and transactions statistics # of checking accounts4 ~32mm # of credit, debit, and pre-paid card accounts5 ~94mm # of credit and debit transactions6 ~14B 1 As of June 2016. Includes consumer and business households 2 Source: Bank of America 2Q16 Earnings. Includes consumer and business households 3 Source: Wells Fargo Investor Day (May 2016). Includes consumer households only 4 As of 2Q16. Includes checking accounts and Liquid ® cards 5 As of 2Q16. Excludes Commercial Card 6 Last 12 months ending June 2016. Includes credit, debit, and pre-paid transactions on Chase cards 1 2 3 2

S T A T E O F T H E U . S . C O N S U M E R Representing ~30% of the 18+ population today, Millennials are the largest generation and an increasingly influential demographic with $1.4T in retail spending by 2020 Source: “Millennials overtake Baby Boomers as America’s largest generation”, Pew Research Center, April 25, 2016 Source: “Who are the Millennial shoppers? And what do they really want?”, Accenture, 2013 Source: Consumer Expenditure Survey; Bureau of Labor Statistics, 2014 1 Note: Born between 1981 and 1997 2 Note: Born between 1965 and 1980 3 Note: Born between 1946 and 1964 4 Note: Born between 1928 and 1945 Generation Ages (as of 2015) Population size % of adult population 2014 retail spend 2014 – 2020 retail spend CAGR (%) 2020 retail spend 2020 share of retail spend Millennials 18 – 341 75.4mm 31% $600B 15% $1.4T 30% Gen X 35 – 502 66.0mm 27% $1.4T 4% $3.3T 70% Boomers 51 – 693 74.9mm 31% $992B Silent 70+4 28.0mm 11% $214B Population and retail spend by generation 3

Millennials make up the majority of our new deposit customers, and we lead competitors in primary relationships with Millennials

Chase checking account acquisitions by age[1]



57%
% of total acquired accounts
18-24
25-30
31-35
36-40
41-45
46-50
51-55
56-60
61-65
66-70
71+

Millennials primary financial institution by product type[2]



Checking or savings
Credit card
TNS
Chase
22%
19%
Bank of America
19%
16%
Wells Fargo
14%
9%
Citibank
3%
2%
Capital One
2%
3%
US Bank
2%
2%

[1] Includes new to bank and existing customer checking account openings from 3Q15 – 2Q16. Excludes accounts of customers under 18 years of age

[2] Source: TNS Retail Banking Monitor. TNS defines Millennials as ages 18 – 34

Note: Respondents were asked to list all of the providers with whom they currently have a checking or savings account and/or a credit card account. If a customer had multiple relationships, the customer was asked to identify primary bank by product type. Survey data includes interviews from 2Q15 – 1Q16. Survey sample was weighted to be representative of the U.S. population as reflected by the Census Bureau. N=1,437

4
JPMORGAN CHASE & CO.
STATE OF THE U.S. CONSUMER

S T A T E O F T H E U . S . C O N S U M E R Millennials spend more of their “wallet” on experiences than other generations Note: Millennials defined as born 1981 – 1997. Non-Millennials defined as born prior to 1981 Note: Includes Chase branded credit and debit card customers who used their card at least once a month from 01/2013 to 03/2016 and have at least one transaction in the following categories during the entire time period: Grocery, Restaurant, Fuel/Transit, Clothing, Misc. Retail, Pharmacy, Home Supply, and Entertainment Note: Numbers may not sum due to rounding Spend category distribution by generation (credit + debit cards, 2015) 17% 19% 19% 20% 15% 18% 12% 11% 3% 6% 16% 11% 12% 10% 6% 7% Millennials Non-Millennials Travel Dining Grocery Transportation/fuel Retail Other Entertainment Average annual spend per customer $20.0K $24.8K Home improvement Exp e rien c e s 34% 28% 5

S T A T E O F T H E U . S . C O N S U M E R Chase customers as a percentage of total Millennial population Top 10 metro areas by Millennial population (mm) In Chase footprint Source: Population by metro area/age determined based on data from the 2010 – 2014 American Community Survey Note: Millennials defined as born 1981 – 1997 Note: Chase Millennial share includes all Millennial customers with at least one Chase product, including deposit products, card, mortgage, auto lending, etc. Note: Numbers may not sum due to rounding We perform strongly with Millennials, particularly within our branch footprint 45% 38% 49% 35% 36% 13% 15% 34% 18% 16% 55% 62% 51% 65% 64% 87% 85% 66% 82% 84% New York Los Angeles Chicago Dallas Houston Philadelphia Washington D.C. Miami Atlanta Boston Chase customers All other Millennials 4.7 3.3 2.3 1.6 1.5 1.4 1.4 1.3 1.3 1.1 15.2 9.7 7.3 5.1 4.7 4.6 4.4 4.5 4.2 3.5 19.9 13.1 9.5 6.7 6.2 6.0 5.9 5.8 5.5 4.7 New York Los Angeles Chicago Dallas Houston Philadelphia Washington D.C. Miami Atlanta Boston Millennials All other population 6

Agenda Page B A R C L A Y S G L O B A L F I N A N C I A L S E R V I C E S C O N F E R E N C E 7 Chase Consumer & Community Banking business fundamentals 7 State of the U.S. Consumer 1 Payments update 19 Summary 28 Appendix 30

C H A S E C O N S U M E R & C O M M U N I T Y B A N K I N G B U S I N E S S F U N D A M E N T A L S We have continued strong momentum across key business drivers, driven by consistent investment strategy $ in billions, except ratios and where otherwise noted 1H 2016 YoY ∆ Consumer & Community Banking Households (mm) 59.2 2% Active mobile users (mm) 24.8 18% Credit Card New accounts opened1 (mm) 5.0 19% Sales volume1 $258 8% Average loans $128 2% Net charge-off rate 2.66% 5bps Commerce Solutions Merchant processing volume $511 12% Auto Finance Loan and lease originations $18 20% Average loan and lease portfolio $72 16% Mortgage Banking Total mortgage originations $47 (12%) Third-party mortgage loans serviced (end of period) $630 (13%) Average loans $229 19% Net charge-off rate2 0.10% (15)bps Business Banking Average deposits $106 10% Average loans $21 6% Loan originations $4 12% Consumer Banking Average deposits $452 11% Client investment assets (end of period) $225 1% 1 Excludes Commercial Card 2 Excludes write-offs of purchased credit-impaired (PCI) loans Key business drivers 8

Our growth metrics are driven by deep relationships with high-performing customers



Chase engaged households[1]
+1mm
1H15
1H16
Checking balances per new account[2]
+4%
1H15
1H16
Business Banking average loan size
+25%
1H15
1H16
Card in-year sales by vintage[3]
+27%
1H15
1H16
Auto manufacturing partner penetration[4]
+390 bps
1H15
1H16
Jumbo mortgage originations market share[5]
+210 bps
1H15
1H16

[1] An engaged household is one that has two or more product relationships with Chase and meets certain thresholds for engagement on at least one of their relationships
[2] Data represents average checking balance per new checking account on the last day of the month the account was opened
[3] Represents sales on new accounts originated in that period. Excludes Commercial Card and certain terminated partner portfolios
[4] Data per Experian Automotive and represents penetration for new car loans and leases
[5] Source: Inside Mortgage Finance (IMF) and Chase internal data. Mortgage Banking only market share. Excludes Private Bank and Home Equity

CHASE CONSUMER & COMMUNITY BANKING BUSINESS FUNDAMENTALS

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JPMORGAN CHASE & CO.

C H A S E C O N S U M E R & C O M M U N I T Y B A N K I N G B U S I N E S S F U N D A M E N T A L S Our new customers leverage lower cost channels with greater frequency and are more digitally engaged than our existing customers % mobile active 07/20/11 % ATM active % paperless (all new accounts) # of mobile logins per customer3 # of ATM visits per customer3 # of branch visits per customer3 1 Represents customers Chase acquired in the last 12 months 2 Includes all new personal and business deposit accounts, including new accounts opened by existing Chase customers; new accounts are accounts acquired in the last 12 months 3 Per customer active in channel Existing customers New customers +17ppt Existing customers New customers +8ppt Existing accounts New accounts +10ppt Existing customers New customers +27% Existing customers New customers +13% Existing customers New customers (13%) Includes only customers who use Chase as their primary bank (data as of 2Q16 for Chase deposit products, unless otherwise noted) 2 1 1 1 1 1 10

C H A S E C O N S U M E R & C O M M U N I T Y B A N K I N G B U S I N E S S F U N D A M E N T A L S Consumer & Community Banking avg. loans1 ($B) We continue to see strong growth in deposits and core loans Consumer & Community Banking avg. deposits ($B) $414 $453 $487 $531 $573 2012 2013 2014 2015 1H16 Note: Numbers may not sum due to rounding 1 Includes held-for-sale loans 2 Non-core loans include runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit 3 Other includes securities-based lending of $0.2B in 2013, $0.8B in 2014, $1.4B in 2015, and $1.5B as of 1H16 $109 $110 $114 $118 $122 $53 $57 $69 $108 $145 $48 $51 $53 $56 $62 $15 $16 $18 $20 $21 $184 $159 $137 $115 $100 2012 2013 2014 2015 1H16 Card Mortgage Banking Auto Business Banking/Other Non-core loans (all LOBs) $409 $393 $391 2012 – 1H 2016 CAGR Non-core loans: (16%) Core loans: +13% Total: +3% 2 Total: +8% Core: +16% 3 $417 $450 CAGR +10% 11

C H A S E C O N S U M E R & C O M M U N I T Y B A N K I N G B U S I N E S S F U N D A M E N T A L S 4.40% 2.70% 2.56% 1.40% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% Net Charge-off % 30+ Day Delinquency % Credit Card net charge-off and 30+ delinquency rates 0.28% 0.29% 0.79% 1.16% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 0.00% 0.40% 0.80% 1.20% 1.60% 2.00% Net Charge-off % 30+ Day Delinquency % 2.20% 0.08% 5.05% 1.33% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Net Charge-off % 30+ Day Delinquency % Mortgage Banking non-credit impaired net charge-off and 30+ delinquency rates Auto net charge-off and 30+ delinquency rates 2 3 7 6 Note: For footnoted information, refer to appendix 4 5 12 Credit trends across the businesses continue to be favorable1

C H A S E C O N S U M E R & C O M M U N I T Y B A N K I N G B U S I N E S S F U N D A M E N T A L S Credit Card Mortgage Banking Auto Credit quality across the businesses continues to be favorable 737 759 747 726 2008 Vintage 2012 Vintage 2013-2015 Vintages 2013-2015 Industry Average FICO at Origination 7% 17% 0% 2008 1H16 Jumbo Non Jumbo % of originations retained with FICO <6806 19% 5% 10% 0% 2008 1H16 Jumbo Non Jumbo % of originations retained with CLTV >80%6 Note: For footnoted information, refer to appendix 2012 Vintage 2013-2015 Vintages Risk Adjusted Revenue Margin <1% 1 13 31% 19% 47% 2008 Chase 1H16 Chase 1H16 Industry % of originations with FICO <6804 11% 12% 21% 2008 Chase 1H16 Chase 1H16 Industry % of originations with LTV >120%5 ~+100 bps 2 3

C H A S E C O N S U M E R & C O M M U N I T Y B A N K I N G B U S I N E S S F U N D A M E N T A L S 14% 15% 31% 35% 24% 25% 17% 17% 16% 15% 12% 11% 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 10% 15% 20% 25% 30% 35% 40% Chase Cap One Wells Discover Citi BofA 26% 28% 28% 31% 34% 39% Chase Amex Citi Discover Cap One BofA Chase vs. Competitors – FICO <660 portfolio mix1 Chase Card has modest exposure to FICO <660, and is lowest in the 640-720 range 1 Based on Autonomous Research, U.S. Cards Subprime Plateau, 8/15/2016. Credit card loans without a FICO score included in FICO <660 category 2 Based on Lightspeed Behavioral Tracking Panel data for sample of existing portfolios’ customers polled between November 2014 and October 2015 Chase vs. Competitors FICO (640–720) portfolio mix2 14

CHASE CONSUMER & COMMUNITY BANKING BUSINESS FUNDAMENTALS

Chase Auto has managed layered risk


<620 FICO Score[1] – Chase Auto[2] loan mix vs. Industry[3]
LTV > 120
1%
Chase
5%
Industry
LTV
101 – 120
3%
Chase
8%
Industry
LTV < 100
3%
Chase
4%
Industry

Note: All percentages are of total auto loans for Chase and for the industry

[1] FICO® is a registered trademark of Fair Isaac Corporation in the United States and other countries

[2] Data is based on EOP loans as of 2Q 2016. Chase data excludes independent dealers to provide a better comparable to J.D. Power PIN data

[3] Source: Power Information Network – PIN, a business division of J.D. Power. EOP industry portfolio mix is unavailable so the last 26 months of originations is used as a proxy

15

JPMORGAN CHASE & CO.

C H A S E C O N S U M E R & C O M M U N I T Y B A N K I N G B U S I N E S S F U N D A M E N T A L S Card credit trends remain strong, but with modest deterioration in late stage delinquencies 1 Includes loans held-for-sale 2 June 2012 adjusted for the effect of a change in charge-off policy for troubled debt restructurings and December 2014 adjusted to exclude losses from portfolio exits. These are non-GAAP financial measures used by management to facilitate comparisons with prior periods. The reported delinquency roll-rates for June 2012 and December 2014 were 58.13% and 57.23%, respectively Credit Card delinquency $ roll-rate from current to 60 days past due1 Credit Card delinquency $ roll-rate from 60 days past due to charge-off (60-180 days past due)1,2 0.0% 0.5% 1.0% 1.5% 2.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 16

We expect to exit 2016 with CCB structural expense $2.35B lower than 2014

CCB structural expense ($mm)



$2,700
$350
2016 Investor Day target
Mortgage Banking
Lower foreclosure¹
Branch transformation
Internal technology efficiencies
Paperless adoption
Various initiatives²
Other³
4Q16 Exit work in progress

[1] Includes mortgage operating losses, in large part foreclosure-related
[2] Includes various initiatives, such as vendor rationalization, real estate / location strategy, marketing efficiencies and training consolidation
[3] Includes non-recurring items from 2014

Expect 2016 Firmwide adjusted expense to be ~$56B

CHASE CONSUMER & COMMUNITY BANKING BUSINESS FUNDAMENTALS

17

JPMORGAN CHASE & CO.

We are investing in marketing to take advantage of attractive market opportunities

CHASE CONSUMER & COMMUNITY BANKING BUSINESS FUNDAMENTALS

Select examples	ROE > 20%	Incremental Marketing Investments 2014 to 1H 2016
Credit Card new account marketing	✓	On average ~$375mm annual investment yielded per year[1]: ■ ~1.45mm new accounts ■ ~$6.0B annual spend (~$11.3B steady state) ■ ~$1.0B average outstandings (~$2.2B steady state)
Consumer Banking new account marketing	✓	On average ~$90mm annual investment yielded per year: ■ ~290K new households ■ ~$2.5B in average deposits

[1] Before reduction for FAS91 loan origination costs which are amortized against revenue

18

JPMORGAN CHASE & CO.

Agenda Page B A R C L A Y S G L O B A L F I N A N C I A L S E R V I C E S C O N F E R E N C E 19 Payments update 19 State of the U.S. Consumer 1 Chase Consumer & Community Banking business fundamentals 7 Summary 28 Appendix 30

P A Y M E N T S U P D A T E We deliver scale to each component of the payments ecosystem 16% 16% 18% Credit and debit payments GPCC outstandings Merchant processing volume Chase holds strong market share positions 07/20/11 3  ~94mm credit, debit and pre-paid card accounts4  18mm digital and mobile logins each day Consumer reach  Over $780B in total Chase credit and debit sales4, 5  38mm credit and debit card payments each day4 Payments scale  $1.0T processed5  Over 515K active global merchant outlets Merchant scale Chase’s scale across merchants and consumers is unmatched Position: #1 #1 #2 2 1 Source: Nilson, February 2016, May 2016 2 Source: Nilson, February 2016. GPCC defined as General Purpose Credit Cards 3 Source: Nilson, March 2016. Chase is the #1 wholly-owned merchant acquirer in the U.S. When volume from JVs and revenue share arrangements are included in First Data’s volume, First Data holds #1 share position in the U.S. 4 Excludes Commercial Card 5 From July 2015 – June 2016 1 20

We recently launched two new proprietary products to better meet customers' needs

Freedom Unlimited – launched 1Q16


CHASE
freedom UNLIMITED
D. BARRETT
VISA

- **Flat 1.5% cash back** for consumers seeking simplicity
- **Expands presence in the cash back space** beyond Freedom 5% product

>1mm new accounts since launch

JPMorgan Reserve and Chase Sapphire Reserve – launched 3Q16


CHASE
SAPPHIRE
RESERVE
D. BARRETT
VISA
Infinite
J.P.Morgan
VISA
Infinite

- Differentiates on **rewards value and flexible redemption options**
- Access to bespoke events and experiences

3X
Points on all travel and dining worldwide

33%
Travel discount via Ultimate Rewards

$300
Travel credit on any travel expense

24/7
Direct-to-advisor servicing

PAYMENTS UPDATE

21

JPMORGAN CHASE & CO.

P A Y M E N T S U P D A T E 1H12 1H16 1H12 1H16 Co-brand new accounts Co-brand sales volumes1 We continue to grow our co-brand portfolio Key co-brand partnerships overview 1 Excludes certain runoff and terminated partner portfolios >50% >50% Partner for over 25 years Partner for nearly 15 years Partner for 20 years 22

The mobile payments space is in its formative period; our intention is to be wherever our customers want to spend

PAYMENTS UPDATE

Awareness and usage among device owners[1]


Awareness
Usage
52%
8%
35%
3%
31%
2%
Apple Pay
Android Pay
Samsung Pay

Apple Pay, Android Pay, and Samsung Pay share of retail POS payments ($)[2]


Apple Pay, Android Pay, and Samsung Pay
<1%
99%
All other retail POS payments

[1] Source: comScore 1Q16. Population consisted of iPhone and Android smartphone owners. iPhone owners N = 696; Android phone owners N = 1,364
[2] Source: "Merchant, Bank Mobile Wallets Prove Value Where Apple, Google, and Samsung Have Not", Javelin Strategy & Research, August 2016

23

JPMORGAN CHASE & CO.

P A Y M E N T S U P D A T E Chase maintains leading share in credit and debit purchase volumes 15% 15% 16% 16% 16% 16% 2010 2011 2012 2013 2014 2015 Chase share of purchase volume (credit + debit, % of total U.S. market) Source: Nilson, 2011 – 2016 07/20/11 Position: #1 #1 #1 #1 #1 #1 24

P2P is an important emerging segment of U.S. electronic payments with ~$200 billion in value and anticipated double digit growth

P2P is strategically important

- Large and growing P2P market of ~$200B[1], with double digit growth in mobile P2P payment volumes[2]
- Drives customer engagement and retention
- Yields savings and efficiencies from reduced transactions at tellers and ATMs

We are well positioned to succeed

Chase households[3]

59mm
as of June 2016

Active digital customers[4]

43mm
90 day active as of 2Q 2016

Active mobile customers[5]

25mm
90 day active as of 2Q 2016

P2P QuickPay users[6]

4mm
90 day active as of June 2016

P2P YTD volume and growth[6]

$13.4B
YTD volume

37%
YoY growth

P2P monthly txns[6]

7.2mm
retail QuickPay transactions for June 2016

Note: For footnoted information, refer to appendix

PAYMENTS UPDATE

25

JPMorgan Chase & Co.

We continue to innovate in P2P payments and have launched real-time availability

Zelle value proposition	
Ubiquitous across large and small banks	▪ Broad financial institution participation ▪ Seamless enrollment for bank customers
Safe and secure	▪ Minimal exposure of checking account information and banking credentials ▪ Bank-level cybersecurity
Consistent and delightful user experience	▪ Real-time availability of received funds ▪ Send payments via phone number or e-mail address ▪ Free of charge ▪ Frictionless send/receive flow among banks ▪ Automatic receipt of funds into checking account
Higher limits than non-bank services	▪ Payments initiated directly by banks, which allows for higher limits[1] ▪ QuickPay average transaction is ~$300

Partner banks (including Chase, Bank of America, Capital One, U.S. Bank, and Wells Fargo) represent 60% of all U.S. consumers with mobile banking apps[2]

Note: For footnoted information, refer to appendix

PAYMENTS UPDATE

26

JPMorgan Chase & Co.

P A Y M E N T S U P D A T E Chase’s enhanced, real-time QuickPay experience launched in July Enhanced real-time QuickPay experience launched in July 2016 Select contact in Chase app Enter dollar amount and include notes Confirm transaction 27

Agenda Page B A R C L A Y S G L O B A L F I N A N C I A L S E R V I C E S C O N F E R E N C E 28 Summary 28 State of the U.S. Consumer 1 Chase Consumer & Community Banking business fundamentals 7 Payments update 19 Appendix 30

Chase Consumer & Community Banking is a strong franchise with leadership positions across its businesses

Powerful customer franchise	■ Consumer relationships with almost half of U.S. households ■ #1 in primary bank relationships within Chase footprint[1]
Firmwide capabilities to meet customer needs	■ Access to J.P. Morgan investment expertise, advice, and market perspectives ■ Business Banking access to Treasury Services cash management solutions
Attractive footprint	■ Branch network concentrated in the highest growth U.S. markets[2] ■ Over 50% of affluent U.S. households live within 2 miles of a Chase branch or ATM
Leading position in digital banking	■ #1 most visited banking portal in the U.S.[3] ■ #1 rated mobile banking app[4]
World-class payments franchise	■ #1 in total U.S. credit and debit payments volume[5] ■ #1 wholly-owned merchant acquirer[5]
National, scale lending businesses	■ #1 credit card issuer in the U.S. based on loans outstanding[6] and #1 U.S. co-brand credit card issuer[7] ■ #2 mortgage originator and servicer[8] ■ #3 bank auto lender[9]

Note: For footnoted information, refer to appendix

SUMMARY

29

JPMorgan Chase & Co.

Agenda Page B A R C L A Y S G L O B A L F I N A N C I A L S E R V I C E S C O N F E R E N C E 30 Appendix 30 State of the U.S. Consumer 1 Chase Consumer & Community Banking business fundamentals 7 Payments update 19 Summary 28

A P P E N D I X Notes on slide 12 – Credit trends across the businesses continue to be favorable 1. Net charge-off rates for Card Services, Auto Finance and Mortgage Banking may be adjusted for significant items, as indicated below. These adjusted charge-off rates are non-GAAP financial measures used by management to facilitate comparisons with prior periods 2. The 2Q12 adjusted net charge-off rate for Card Services excludes the effect of a change in charge-off policy for troubled debt restructurings. The 2Q12 reported net charge-off rate was 4.35% 3. The 4Q14 adjusted net charge-off rate for Card Services excludes losses from portfolio exits. The 4Q14 reported net charge- off rate was 2.69% 4. The 3Q12 adjusted net charge-off rate for Auto Finance excludes the effect of incremental net charge-offs based on regulatory guidance. The 3Q12 reported net charge-off rate was 0.74% 5. The 3Q12 adjusted net charge-off rate for Mortgage Banking excludes the effect of incremental net charge-offs based on regulatory guidance. The 3Q12 reported net charge-off rate was 4.04% 6. The 4Q12 adjusted net charge-off rate for Mortgage Banking reflects a full quarter of normalized Chapter 7 Bankruptcy discharge activity, which excludes one-time adjustments related to the adoption of Chapter 7 Bankruptcy discharge regulatory guidance. The 4Q12 reported net charge-off rate was 1.26% 7. Excludes mortgage loans insured by U.S. government agencies 31

A P P E N D I X Notes on slide 13 – Credit quality across the businesses continues to be favorable The information supplied by Power Information Network, a business division of J.D. Power and Associates (“PIN”) is based on data believed to be reliable but is neither all-inclusive nor guaranteed by PIN. Without limiting the generality of the foregoing, specific data points may vary considerably from other information sources. Any opinions expressed herein reflect the judgment of Chase Auto Finance at this date and are subject to change. FICO® is a registered trademark of Fair Isaac Corporation in the United States and other countries. 1. Industry data is an average of Lightspeed’s Behavioral Tracking Panel average risk scores for a sample of new accounts 2. Actual 1H16 performance of Chase branded accounts booked in 2012 3. Expected year 3 performance of Chase branded accounts booked 2013 – 2015 4. Excludes operating leases. Industry FICO data per Experian Automotive. Chase originations include franchise and independent dealers to provide a better comparable to Experian data 5. Excludes operating leases. Industry LTV data per PIN. Chase originations exclude independent dealers to provide a better comparable to PIN data 6. Reflects first-lien originations retained on on-balance sheet. Excludes Home Equity and Private Bank loans, and excludes loans where the FICO score or estimated property value is unavailable 32

Notes on slide 25 – P2P is an important emerging segment of U.S. electronic payments with ~$200 billion in value and anticipated double digit growth

1. "P2P Payments in 2015: Market Sizing and Evaluation of P2P", Javelin Strategy & Research, 2015. Market size includes online and mobile person-to-person transfers via bank and non-bank providers and excludes wire transfers through banks and money services businesses
2. Source: "Chase adds real-time P2P payments", Business Insider, June 2016
3. As of June 2016; Includes consumer and business households
4. Users of all web and/or mobile platforms who have logged in within the past 90 days
5. Users of all mobile platforms who have logged in within the past 90 days
6. Represents figures for customers who have agreed to the QuickPay legal agreements and sent a payment via QuickPay during the selected time frame (as of June 2016)

APPENDIX
33
JPMORGAN CHASE & CO.

A P P E N D I X 1. Limits for QuickPay users: Payments from Chase and verified non-Chase accounts: maximum of $2,000 per transaction, with a maximum of $2,000 total per day, maximum of $8,000 in any seven-day period, maximum of $16,000 in any 30-day period; Payments from Private Banking clients: maximum of $5,000 per transaction, with a maximum of $5,000 total per day, maximum of $8,000 in any seven-day period, maximum of $16,000 in any 30-day period; Payments from Chase business accounts: maximum of $5,000 per transaction, with a maximum of $5,000 total per day; maximum of $20,000 in any seven- day period, maximum of $40,000 in any 30-day period; Invoice payments made using Chase QuickPay: maximum of $10,000 per transaction, with a maximum of $10,000 total per day, maximum of $20,000 in any seven-day period, maximum of $40,000 in any 30-day period 2. Nilson, December 2015 34 Notes on slide 26 – We continue to innovate in P2P payments and have launched real-time availability

A P P E N D I X Notes on slide 29 – Chase Consumer & Community Banking is a strong franchise with leadership positions across all its businesses 1. TNS 1Q16 Retail Banking Monitor. Based on total U.S. (~5K surveys per quarter) and Chase footprint (~2.8K surveys per quarter). TNS survey questions used to determine primary bank: “With which banks do you currently do business? Which do you consider to be your main or primary bank?” 2. Highest growth U.S. markets refers to top 30 core based statistical areas by deposit balance growth from 2011 to 2015, per SNL Financial 3. Per compete.com as of June 2016 4. Based on Javelin Research mobile banking app ratings as of May 2016; ranking is among large banks 5. Nilson data for full year 2015 6. Based on disclosures by peers through 2Q16 (Citi, Bank of America, Capital One, American Express, Discover) 7. Based on Phoenix Credit Card Monitor for 12-month period ending June 2016; based on card accounts, revolving balance dollars and spending dollars 8. Based on Inside Mortgage Finance as of 2Q16 for Servicer and Originator rankings 9. Per Experian AutoCount data for June 2016 YTD; bank auto lenders are non-captive auto lenders 35

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase’s Annual Report on Form 10-K for the year ended December 31, 2015, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, and June 30, 2016, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase’s website (http://investor.shareholder.com/jpmorganchase/sec.cfm) and on the Securities and Exchange Commission's website (www.sec.gov). JPMorgan Chase does not undertake to update the forward- looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.